UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2009

Citigroup Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9924	52-1568099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, New York 10043
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 559-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On January 16, 2009, Citigroup Inc. issued a press release announcing that it will realign into two businesses, Citicorp and Citi Holdings, to optimize the company’s global businesses for future profitable growth and opportunities.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated January 16, 2009, issued by Citigroup Inc.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2009	CITIGROUP INC.

	By:	/s/ Michael S. Helfer
		Name:	Michael S. Helfer
		Title:	General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated January 16, 2009, issued by Citigroup Inc.